                                                                   EXHIBIT 10.10

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

This Registration Rights Agreement (the "Agreement") is made and entered into as of 28 August, 1997, by and among IAN K. GANNEY and RICHARD HARRINGTON (the "Holders") and Signature Resorts, Inc., a Maryland corporation (the "Company").

This Agreement is made in connection with the acquisition by the Company of 100% of the issued share capital of LSI Group Holdings, Plc ("LSI") (the "Purchase"), pursuant to an Agreement for Purchase and Sale of the entire issued share capital of LSI, dated June 5, 1997 (the "Purchase Agreement"). As a part of the Purchase, the Holders will exchange their issued share capital in LSI for an aggregate number of shares of Company common stock, $0.01 par value per share (the "Common Stock") as determined in Section 1.3 of the Purchase Agreement. As used herein the term "Registrable Shares" shall refer to such number of shares of Common Stock upon original issuance thereof, and at all times subsequent thereto, until the earlier to occur of such time as (i) a registration statement of the Company that covers such Registrable Shares has been declared effective and any such Registrable Shares have been disposed of in accordance with such effective registration statement and (ii) all such shares are tradeable without restriction under any applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The "Purchase Date" shall be the closing date of the Purchase.

The parties hereby agree as follows:

1.  Shelf Registration.
    ------------------

        (a) The Company shall prepare or amend and file with the Securities and Exchange Commission (the "Commission"), a registration statement for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), covering the Registrable Shares (the "Shelf Registration"). The Shelf Registration shall be on Form S-1 or another appropriate form (e.g. Form s-3 after having established eligibility therefor)
             ----
            permitting registration of the Registrable Shares for resale by the Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings). The Company shall use its maximum reasonable efforts (subject in all cases to any procedures and limitations which may be imposed by the staff of the Commission) to (i) cause the Shelf Registration to be declared effective under the Securities Act with respect to an aggregate of:

            (1) as soon as practicable following the Purchase and in no event later than the date the Company publicly releases financial statements covering at least 30 days of combined operations of the Company and LSI, a number of Registrable Shares the sale of which would generate $9.0 million in gross sales proceeds at a price equal to the closing sales price for the Company's Common Stock on the Closing Date of the Purchase;

            (2) with respect to all Registrable Shares not included in the Shelf
                Registration described in (1) above (the "Remaining Shares"):

                (A) 33% of the Remaining Shares as soon as practicable following the second anniversary of the Purchase Date;

                (B) 67% of the Remaining Shares as soon as practicable following the third anniversary of the Purchase Date;

                (C) 100% of the Remaining Shares as soon as practicable
                    following the fourth anniversary of the Purchase Date;

        and (ii) keep the Shelf Registration continuously effective under the Securities Act for a period (the "Effectiveness Period") of the shorter of (A) two years from the Purchase Date (or such longer period as may be required under Rule 144 of the Securities Act to permit non-affiliates to sell restricted securities without restriction), (B) the date when all Registrable Shares are tradeable without restriction under any applicable rules and regulations under the Securities Act and (C) the date when all Registrable Shares covered by the Shelf Registration have been disposed of in accordance with the Shelf Registration.

        (b) The Company may require in its sole discretion that Registrable Shares sold pursuant to the Shelf Registration effected pursuant to this Section 1 be sold in Underwritten Offerings (as defined below) or in block trades through approved underwriter(s), or broker-dealers, including Montgomery Securities, Goldman Sachs & Company, Smith Barney, Donaldson, Lufkin & Jenrette or Prudential Securities, or such other underwriter(s) or broker-dealers selected by the Company. Pursuant to Section 6, below, in the event any of the Registrable Shares covered by the Shelf Registration effected pursuant to this Section 1 are sold in such an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage such offering will be selected by the Company.

        (c) The Company may include in any such Shelf Registration referred to in this Section 1 other shares of Common Stock of the Company held by other security holders of the Company who have registration rights.

2. Incidental Registration. If, at any time or from time to time during a
   -----------------------
   period of two years following the Purchase Date, the Company shall propose to file a registration statement (a "Registration Statement") with the Commission with respect to the proposed sale by the Company of shares of its Common Stock (or securities exchangeable or convertible therefor) to an underwriter(s) for reoffering to the public (an "Underwritten Offering")(other than in connection with an offering on Form S-4 or Form S-8 or successor forms of such registration statements under the Act), then the Company shall in each case give written notice (the "Notice") of such proposed filing to the Holders not less than 30 days before the anticipated filing date, which shall offer to the Holders the opportunity to include in such Registration Statement such number of Registrable Shares as each Holder may request. Upon written request by any Holder given within 15 days after the giving of the Notice, the Company shall include in any Registration Statement relating to the Common Stock of the Company all or such portion of the Registrable Shares as the Holders may request. Neither the delivery of the Notice by the Company nor of such request by the Holders shall obligate the Company to file such Registration Statement and, notwithstanding the filing of such Registration Statement, the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which such Registration Statement relates, without liability or obligation to the Holders. As a condition to any Holder including any Registrable Shares in any Registration Statement pursuant to this Section 2, such Holder agrees to effect sales of such Registrable Shares thereunder solely under the plan of distribution established by the Company and set forth therein.

3. Company Obligations. In connection with the Company's obligation to effect a
   -------------------
   Shelf Registration pursuant to Section 1, or in the event the Company files a Registration Statement in connection with an Underwritten Offering pursuant to Section 2, it shall:

(a) Notify the Holders as to the filing thereof and of all amendments or supplements thereto filed prior to the effective date of such Shelf Registration or Registration Statement;

(b) Notify the Holders, promptly after the Company shall receive notice thereof, of the time when such Shelf Registration or Registration Statement became effective and the filing of any amendment or supplement to any prospectus forming a part of such Shelf Registration or Registration Statement;

(c) Notify the Holders promptly of any request by the Commission for the amending or supplementing of such Shelf Registration or Registration Statement or prospectus or for additional information;

(d) Prepare and file with the Commission any amendments or supplements to such Shelf Registration or Registration Statement and the prospectus used in connection with such Shelf Registration or Registration Statement which may be necessary or advisable to keep such Shelf Registration or Registration Statement effective and to comply with the provisions of the Securities Act with respect to the offer of the Registrable Shares covered by such Shelf Registration or Registration Statement during the period required for the distribution of such securities, which, in the case of a Registration Statement filed pursuant to Section 2 in connection with an Underwritten Offering, such period shall not be in excess of 120 days from the effective date of the Registration Statement or post-effective amendment pursuant to which such Registrable Shares may be sold;

(e) Prepare and promptly file with the Commission and promptly notify the Holders of the filing of such amendment or supplement to such Shelf Registration or Registration Statement and the prospectus used in connection with such Shelf Registration or Registration Statement as may be necessary to correct any statements therein or omission therefrom if, at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act, any event with respect to the Company shall have occurred as a result of which any prospectus would include an untrue statement of material fact or omit to state any material fact necessary to make the statements therein not misleading;

(f) In case the Holders or any underwriter(s) for the Holders are required to deliver a prospectus, prepare promptly upon request such amendment or amendments to such Shelf Registration or Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 9(a)(8) of the Securities Act;

(g) Advise the Holders promptly after the Company shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Shelf Registration or Registration Statement or amendment thereto or of the initiation or threatening of any proceedings for that purpose, and promptly use its maximum reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

(h) Use its maximum reasonable efforts to qualify such Registrable Shares for sale under the securities or blue sky laws of such states within the United States as the Holders may reasonably designate, except that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any such state or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject; and

   (i) Furnish to the Holders, as soon as available, copies of any such Shelf Registration or Registration Statement and each preliminary or final prospectus, or supplement or amendment prepared thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Shares, all in such quantities as they may from time to time reasonably request.

   Each Holder of Registrable Shares agrees by acquisition of such Registrable Shares that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) hereof, such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof, or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies, then in such Holder's possession of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

4. Holders Obligation to Furnish Information.  In connection with the Company's
   -----------------------------------------
   obligation to affect a Shelf Registration pursuant to Section 1, or in the event the Company files a Registration Statement in connection with an Underwritten Offering pursuant to Section 2, each Holder shall furnish information to the Company concerning such Holder, such Holder's holdings of securities of the Company and the proposed method of sale or other disposition of the Registrable Shares and such other information and undertakings related thereto as shall be necessary in connection with the preparation and filing of the Shelf Registration, any Registration post-effective amendment covering all or part of the Registrable Shares in compliance with the Securities Act and the Exchange Act. Each Holder further agrees to enter into such undertakings and take such other action relating to the conduct of the proposed offering which the Company or the underwriter(s) may reasonably request as being necessary to ensure compliance with the federal and state securities laws and the rules of the National Association of Securities Dealers, Inc. ("NASD") or otherwise to affectuate the offering.

5. Expenses.  The Company shall pay all expenses (the "Registration Expenses")
   --------
   incident to each registration of the Registrable Shares under Sections 1 and 2, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with state securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums, and other costs of policies of insurance purchased by the Company at its option against liabilities arising out of the public offering of such Registrable Shares, but excluding underwriting discounts and commissions and fees and expenses of underwriter(s), selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Shares, transfer taxes, fees and disbursements of counsel for any selling shareholder(s) and other selling expenses, if any, which shall be paid by the Selling Shareholders.

6.  Selection of Underwriter.  In the event of any Registration Statement filed
    ------------------------
    in connection with an Underwritten Offering pursuant to Section 2 and in the event any of the Registrable Shares covered by the Shelf Registration effected pursuant to Section 1 are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company.

7.  Priority in Incidental Registration.  If in connection with an Underwritten
    -----------------------------------
    Offering registered pursuant to Section 2, the managing underwriter(s) of such Underwritten Offering informs the Company and the Holders by letter of its belief that due to marketing factors the number of securities requested to be included in such Registration Statement exceeds the number which should be sold in such Underwritten Offering, than the Company will include in such Registration Statement, to the extent of the number which the Company is so advised should be sold in such Underwritten Offering (i) first, all shares of Common Stock proposed to be sold by the Company for its own account and (ii) second, the number of Registrable Shares proposed by the Holders to be included in the registration that, in the opinion of such managing underwriter(s), can be sold without adversely affecting the price or probability of success of such Underwritten Offering allocated pro rata among such Holders, on the basis of the relative amount of Registrable Shares requested to be included in such Registration Statements; provided
                                                                     --------
    that in all cases the Holders of Registrable Shares shall be entitled to include in any such registration an aggregate of up to 25% of the total number of shares sold in any such Underwritten Offering.

8.  Underwritten Offerings.  In the event that Registrable Shares are to be
    ----------------------
    distributed through an Underwritten Offering, each Holder offering Registrable Shares in such Underwritten Offering shall be a party to the underwriting agreement between the Company and such underwriter(s) and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriter(s) shall also be made to and for the benefit of such Holder. Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter(s), other than representations, warranties or agreements regarding the Holders, the Registrable Shares, and the Holders intended method of distribution and any other representations required by law. Any representations or warranties to or agreements with the underwriter(s) made by the Holders shall also be made to and for the benefit of the Company.

9.  Indemnification.
    ---------------

    (a)  By the Company.  In the event of any registration of the Registrable
         --------------
         Shares of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder, with respect to the Registrable Shares included in such registration, its directors, officers, underwriters and each other person, if any, who controls any Holder or underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages (including reasonable attorneys fees) or liabilities, joint or several, to which the Company or such Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act, the Exchange Act, other applicable federal or state law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstance in which they were made not misleading, or any violation by the Company of the Securities Act, the Exchange Act or any state securities laws or any applicable rules or regulations under the Securities Act, the Exchange Act or any applicable state securities laws, and the Company will reimburse such Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such
                       --------
        case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such underwriter or such Holder, as the case may be, specifically for use in the preparation thereof and; provided further that the Company shall not be
                                 ----------------
        liable to any person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to written confirmation of the sale of the Registrable Shares to such person if such statement or omission was corrected in such final prospectus as amended or supplemented. Such indemnity shall remain in full force and effect regardless of nay investigation made by or on behalf or such underwriter or such Holder or any such director, official, underwriter or controlling person and shall survive the transfer of such securities by such Holder.

        (b) Indemnification by the Holders. Each Holder, severally and not
            ------------------------------
        jointly, agrees that, as a condition to including any Registrable Shares in any registration statement filed pursuant to Section 1 or 2, that each such Holder with Registrable Shares included in such registration statement will and hereby does, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this
        Section 9) the Company who has signed the registration statement, each director of the Company, each officer of the Company, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

            The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any prospectus or registration statement or any amendment or supplement thereto, or any preliminary prospectus.

        (c) Notices of Claims, etc. Promptly after receipt by an indemnified
            ----------------------
            party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this
            Section 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided
                                                                     --------
            that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the party in connection with the defense thereof other than reasonable costs of investigation. In the event the indemnified party determines in the reasonable judgment of his counsel that a conflict of interest between the indemnified and indemnifying parties exists or may exist, such indemnified party shall have the right to retain one separate counsel (plus appropriate local counsel), with the fees and expenses to be paid by the indemnifying party. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

        (d) Other Indemnification. Indemnification similar to that specified in
            ---------------------
            paragraphs (a) through (c) of this Section 9 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any Federal or state law or regulation or any governmental authority other than the Act.

        (e) Indemnification Payment. The indemnification required by this
            -----------------------
            Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

        (f) Contribution. If the indemnification provided for in this Agreement
            ------------
            shall for any reason be unavailable or insufficient (other than by reason of exceptions provided in those sections) to an indemnified party under paragraphs (a), (b) and (d) of this Section 9 in respect to any loss, claim, damage or liability, or any action in respect thereof, or referred to therein, then each indemnifying party shall, in lieu of indemnifying such party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the Company on the one hand and any Holder on the other, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or such Holder, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the liability of any Holder hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Shares giving rise to such contribution obligation and all amounts previously contributed by such Holder with respect to such loss, claim, damage or liability. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 9 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to in this Section 9 shall be deemed to include, for purposes of this Section 9, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10.  Rule 144. So long as the Company has any securities registered under
     --------
     Section 12 of the Exchange Act, the Company will timely file the reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will upon the request of Holders of a majority of the Registrable Shares, make publicly available other information for a period of up to four months) and will take such further action as such Holders may reasonably request, including, without limitation, causing the Company's legal counsel to issue applicable opinions to the transfer agent; all to the extent required from time to time to enable the Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, (b) Regulation S under the Securities Act, as may be amended from time to time, or (c) any similar rule or regulation hereafter adopted by the Commission. Upon the request of such Holders, the Company will deliver to such Holders (i) a written statement as to whether it has complied with such requirements; (ii) a copy of the most recent annual and/or quarterly report of the Company and such other reports and documents so filed by the Company. In addition, the Company will reasonably cooperate in providing such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration, provided that the Holder may be required to reimburse the Company for the reasonable costs and expenses of providing such information.

11.  Amendments and Waivers.  This Agreement may be amended and the Company may
     ----------------------
     take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of Holders of a majority of the Registrable Shares.

12.  Notices. Any notice from one party to the other shall be in writing and
     -------
     either delivered personally or by certified or registered mail, postage prepaid, or by telegram, telecopier, or by overnight mail delivery by a nationally recognized courier, and shall be deemed given when so delivered personally or, if mailed or given by telegram or telecopier or overnight mail, upon receipt thereof by the addressees, as follows:

     If to the Company:

           Signature Resorts, Inc.
           Attention:  Andrew D. Hutton, Esq.
           5933 Century Boulevard, Suite 210
           Los Angeles, California 90045
           Telephone:  (310) 348-1000
           Telecopy:  (310) 348-1010

     with a copy to:

           Edward H. Brown, Esq.
           Schreeder, Wheeler & Flint
           1600 Candler Building
           127 Peachtree Street, N.E.
           Atlanta, Georgia 30303

     If to any Holder:

           At its address as it appears on the register of holders of Common Stock maintained by the Company.

13.  Assignment. This Agreement shall be binding upon and inure to the benefit
     ----------
     of and be enforceable by the parties hereto and their respective successors and permitted assigns as hereinafter set forth in this Section 13. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders shall also be for the benefit of and enforceable by any subsequent holder ("Subsequent Holders") of any Registrable Shares, except any Subsequent Holder with respect to Registrable Shares acquired in a public offering pursuant to a Registration Statement or an exemption from registration under Rule 144 under the Securities Act.

14.  Descriptive Headings.  The descriptive headings of the several sections
     ---------------------
     and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

15.  Governing Law.  The validity of this Agreement and all matters relating
     --------------
     to its interpretation and performance shall be interpreted in accordance with the laws of this State of California applicable to contracts made and fully performed therein, but without regard to principles of conflicts of law. The parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, each claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement, including without limitation any claim based on contract, tort or statute, or the arbitrability of any claim hereunder (an "Arbitrable Claim"), shall be settled, at the request of any party of this Agreement, exclusively by final and binding arbitration conducted in Los Angeles, California. All such Arbitrable Claims shall be settled by three arbitrators in accordance with the Commercial Arbitration Rules then in effect of

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

     the American Arbitration Association (the "CAR"). Each party hereto expressly consents to, and waives any future objection to, such forum and arbitration rules. Judgment upon any award may be entered by any state or federal court having jurisdiction thereof. Except as required by law (including, without limitation, the rules and regulations of the Commission and the Nasdaq Stock Market), no party nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the California Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this Section 15. The parties further agree that the nature, scope and timing of any production of any documents or other information or witnesses in respect of the resolution of any Arbitrable Claim pursuant to this Section 15 shall be in accordance with the CAR.

     The arbitrators referenced herein shall provide a written statement to all parties to this Agreement setting forth the substantive basis of such arbitrators' resolution of any Arbitrable Claim.

     Adherence to this dispute resolution process shall not limit the right of the parties hereto to obtain any provisional remedy, including without limitation, injunctive or similar relief, from any court of competent jurisdiction as may be necessary to protect their respective rights and interests pending arbitration. Notwithstanding the foregoing sentence, this dispute resolution procedure is intended to be the exclusive method of resolving any Arbitrable Claims arising out of or relating to this Agreement.

     The arbitration procedures shall follow the substantive law of the State of California, including the provision of statutory law dealing with arbitration, as it may exist at the time of the demand for arbitration, insofar as said provisions are not in conflict with this Agreement and specifically excepting therefrom sections of any such statute dealing with discovery and sections requiring notice of the hearing date by registered or certified mail.

16.  Counterparts.  This Agreement may be executed simultaneously in any number
     ------------
     of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

17.  Entire Agreement; Amendment.  This Agreement contains all of the terms
     ---------------------------
     agreed upon by the parties with respect to the subject matter herein and there are no representations or understandings between the parties except as provided in this Agreement. This Agreement may not be amended or modified in any way except by a written amendment duly executed by each of the parties.

18.  Recapitalizations, etc.  The provisions of this Agreement (including any
     ----------------------
     calculation of share ownership) shall apply, to the full extent set forth herein with respect to the Registrable Shares, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Registrable Shares by reason of any stock dividend, split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

19.  Remedies.  The parties hereto acknowledge that it would be impossible to
     --------
     fix money damages and that violations of this Agreement will cause irreparable injury for which adequate remedy at law is not available and, therefore, this Agreement must be enforced by specific performance or injunctive relief. The parties agree that any party may, in its sole discretion, apply to any court of competent jurisdiction for specific

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

     performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection or defense to the imposition of such relief. Nothing herein shall be construed to prohibit any party from bringing any action for damages in addition to an action for specific performance or an injunction for a breach of this Agreement.

20.  Waiver of Jury Trial.  Consistent with Section 15 hereof, each party to
     --------------------
     this Agreement further waives its respective right to a jury trial of any claim or cause of action arising out of this Agreement or any dealings between any of the parties hereto relating to the subject matter of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court or that relate to the subject matter of this Agreement, including, without limitation, contract claims, tort claims, and all other common law and statutory claims. This waiver is irrevocable, meaning that it may not be modified either orally or in writing, and this waiver shall apply to any subsequent amendments, supplements or other modifications to this Agreement or to any other document or agreement relating to the transactions contemplated by this Agreement.

21.  Cumulative Remedies.  All rights and remedies of either party hereto are
     -------------------
     cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed and delivered as of the date first above written.



                                        SIGNATURE RESORTS, INC.

                                        By: /s/ ANDREW D. HUTTON
                                           -----------------------------
                                           Andrew D. Hutton

                                        Title: Vice President and
                                               General Counsel


                                        HOLDERS

                                        /s/ IAN K. GANNEY
                                        --------------------------------
                                        Ian K. Ganney

                                        /s/ RICHARD HARRINGTON
                                        --------------------------------
                                        Richard Harrington



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